                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements File #33-61697, File #33-80660, File #33-84502 and File #33-84682.

                                                   ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
November 20, 1995